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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statements on Form S-3 (Nos. 33-8564, 33-8857, 33-8858, 33-28348, 33-68456 and 33-59435) and Form S-4 (Nos. 33-45570,
33-64293, 33-62925, 33-61009 and 333-00727)  and in the Registration  Statements
on  Form S-8 (Nos. 33-1192, 33-4420,  33-35172, 33-50747, 33-57257, 33-64035 and
333-01041) of Telephone and Data Systems, Inc. of our report dated January 25, 1996 relating to the financial statements of Los Angeles SMSA Limited Partnership, which appears in Telephone and Data Systems, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1995.

PRICE WATERHOUSE LLP

San Francisco, California
March 21, 1996

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the inclusion in this Form 10-K of Telephone and Data Systems, Inc., of our report dated February 17, 1995, on our audits of the financial statements of the Los Angeles SMSA Limited Partnership as of December 31, 1994, and for each of the two years in the period ended December 31, 1994; such financial statements are not included separately in this Form 10-K.

                                          COOPERS & LYBRAND L.L.P.

Newport Beach, California
March 20, 1996

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the inclusion in this Form 10-K of Telephone and Data Systems, Inc., of our reports dated February 9, 1996, February 10, 1995 and
February 11, 1994, on our audits of the financial statements of the Nashville/Clarksville MSA Limited Partnership as of December 31, 1995, 1994 and 1993, and for the years ended December 31, 1995, 1994 and 1993; such financial statements are not included separately in this Form 10-K.

                                          COOPERS & LYBRAND L.L.P.

Atlanta, Georgia
March 20, 1996
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                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the inclusion in this Form 10-K of Telephone and Data Systems, Inc., of our reports dated February 9, 1996, February 10, 1995 and February 11, 1994, on our audits of the financial statements of the Baton Rouge MSA Limited Partnership as of December 31, 1995, 1994 and 1993, and for the years ended December 31, 1995, 1994 and 1993; such financial statements are not included separately in this Form 10-K.

                                          COOPERS & LYBRAND L.L.P.

Atlanta, Georgia
March 20, 1996